_______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

                             ______________________



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE.

              On September 11, 2006, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "COMPANY"), held a conference call to discuss the proposed sales of its Avinza(R) product line and its oncology product line (consisting of the Company's four marketed oncology drugs: ONTAK, Targretin capsules, Targretin gel and Panretin gel), to outline its vision for the "new" Company and to answer questions related to the foregoing topics. A transcript of the conference call (the "TRANSCRIPT") is being furnished as Exhibit 99.1 hereto.

              In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

              The Transcript furnished hereto as Exhibit 99.1 contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's judgment and involve risks and uncertainties as of the date thereof. The statements include those related to the pending sale of the Company's Avinza(R) product line (the "KING TRANSACTION") to King Pharmaceuticals, Inc. and its affiliate (together, "KING") and the pending sale of the Company's oncology product line to Eisai, Inc. and its affiliate. Actual events or results may differ from the Company's expectations, judgments and beliefs. For example, there can be no assurance that the aforementioned pending sales will close as contemplated.

              Additional information concerning these or other risk factors affecting the Company's business can be found in prior press releases as well as in the Company's public periodic filings with the Securities and Exchange Commission (the "SEC"), available via the Company's web site at WWW.LIGAND.COM. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this release.

           IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

              The Company and its board of directors intend to file with the SEC and mail to its stockholders a Proxy Statement in connection with the King Transaction. The Proxy Statement will contain important information about the Company, King, the King Transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

              Investors and security holders will be able to obtain copies of the Proxy Statement and other documents filed with the SEC by the Company and King free of charge through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain copies of the Proxy Statement free of charge from the Company by contacting Ligand Pharmaceuticals Incorporated, Attn: Investor Relations, 10275 Science Center Drive, San Diego, California 92121-1117, (858) 550-7500.

              The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the King Transaction. Information regarding the Company's directors and executive officers is contained in the Company's Form 10-K for the year ended December 31, 2005 and in Reports on Form 8-K filed with the SEC from time to time. As of August 31, 2006, the Company's directors and executive officers beneficially owned approximately 9,695,891 shares, or 11.99%, of the Company's common stock. A more complete description will be available in the Proxy Statement. Investors and security holders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the King Transaction.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits furnished herewith.

EXHIBIT NUMBER         DESCRIPTION
---------------        --------------------

99.1 Transcript of Conference Call of Ligand Pharmaceuticals Incorporated, held September 11, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LIGAND PHARMACEUTICALS INCORPORATED



    Date : September 11, 2006     By:     /S/ WARNER R. BROADDUS
                                      ---------------------------------
                                  Name:   Warner R. Broaddus
                                  Title:  Vice President, General Counsel &
                                          Secretary

                                  EXHIBIT INDEX



EXHIBIT NUMBER         DESCRIPTION
---------------        --------------------

99.1 Transcript of Conference Call of Ligand Pharmaceuticals Incorporated, held September 11, 2006